UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 29, 2021

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition.

On January 4, 2022, WEX Inc. (the “Company”) issued a press release that included updated guidance for the quarter and full year ended December 31, 2021.  The press release also included an announcement regarding the resignation of the Company’s Chief Financial Officer and the appointment of an Interim Chief Financial Officer, which is discussed further under Item 5.02 below.  A copy of the release is attached as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On December 29, 2021, Roberto Simon resigned his position as Chief Financial Officer of WEX Inc. (the “Company”), effective as of the end of the day on December 31, 2021 (the “Resignation Date”). Mr. Simon is expected to remain employed by the Company following the Resignation Date in a non-executive officer role as an advisor through April 1, 2022.  Mr. Simon’s resignation was a personal decision and is not the result of any disagreement with the Company.   His existing compensation arrangements will remain in place during his remaining period of employment.

Appointment of Principal Financial Officer and Principal Accounting Officer

On January 1, 2022, the Board of Directors of the Company appointed Jennifer Kimball, the Company’s current Chief Accounting Officer, as the Interim Chief Financial Officer of the Company, effective immediately.  Ms. Kimball will continue to serve as the Company’s Chief Accounting Officer. Ms. Kimball will also serve as the Company’s principal financial officer and principal accounting officer while serving in the role of Interim Chief Financial Officer.

Ms. Kimball, age 47, has served as the Chief Accounting Officer of the Company since August 2020. Prior to that, she served as the Company’s Vice President of Finance from April 2019 to July 2020. Prior to joining the Company, Ms. Kimball served as Senior Vice President and Chief Accounting Officer of Syneos Health, a global biopharmaceutical solutions organization (“Syneos Health”), from August 2017 to March 2019. Prior to the merger of inVentiv Health, a professional services organization (“inVentiv”), and INC Research, which resulted in the formation of Syneos Health, Ms. Kimball served as the Chief Accounting Officer of inVentiv from November 2016 to August 2017 and as the Vice President, Accounting of inVentiv from July 2011 to November 2016. From 2007 to 2011, Ms. Kimball served as the Director of Corporate Reporting at The Timberland Company, a manufacturer and retailer of outdoor wear.  From 2005 to 2007, Ms. Kimball served as the Treasury Controller and Director of Technical Accounting at Thermo Fisher Scientific, a supplier of scientific instrumentation, reagents and consumables, and software services.  From 1997 to 2005, Ms. Kimball served in various positions from Staff Accountant to Senior Manager at PricewaterhouseCoopers LLP.

Ms. Kimball does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Kimball’s appointment as Interim Chief Financial Officer, Ms. Kimball entered into an offer letter with the Company (the “Offer Letter”). Pursuant to the Offer Letter, while serving in the position of Interim Chief Financial Officer, Ms. Kimball will be entitled to an annualized base salary of $400,000 and will continue to participate in the Company’s Short-Term Incentive Plan with a new target bonus percentage of 75% of her annual base salary as Interim Chief Financial Officer, with actual payout ranging from 0% to 200% of target based on the Company’s achievement of annual strategic objectives and the individual’s performance, as determined by the Leadership Development and Compensation Committee of the Board of Directors.  Ms. Kimball will also be eligible to participate in the Company’s Long-Term Incentive Plan in an amount to be determined with respect to her position as Interim Chief Financial Officer, in accordance with the Company’s annual grant cycle in 2022, which is typically in March 2022. In addition, in connection with Ms. Kimball’s appointment as Interim Chief Financial Officer, the Company will grant to Ms. Kimball, effective March 15, 2022 (the “Grant Date”), restricted stock units under the Company’s Amended and Restated 2019 Equity and Incentive Plan with a fair market value on the Grant Date equal to $350,000 (the “RSU Award”). The RSU Award will vest at a rate of one third of the total award on each of the first, second and third anniversary of the Grant Date, subject to Ms. Kimball’s continued service to the Company through each such vesting date. In addition, in connection with Ms. Kimball’s appointment as Interim Chief Financial Officer, Ms. Kimball will be entitled to participate in the Company’s Executive Severance Pay and Change in Control Plan, a copy of which was filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019 (File No. 001-32426).

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which will be included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 9.01.  Financial Statements and Exhibits.

 (d)  Exhibits.

Exhibit No.	Description

99.1	Press release of WEX Inc. dated January 4, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2022

WEX Inc.

By:	/s/ Melissa Smith
Name:	Melissa Smith
Title:	Chief Executive Officer